Exhibit 10.52
FIRST AMENDMENT TO MASTER AGENCY AGREEMENT
     The First Amendment to Master Agency Agreement (“Amendment”) is effective as of October 1, 2007, between American Physicians Assurance Corporation (“Company”) and SCW Agency Group, Inc. (“Agency”).
RECITALS
     Whereas, the Company and Agency are parties to a Master Agency Agreement effective as of January 1, 2004 (“Agreement”); and
     Whereas, the Company and Agency desire to amend the Agreement on the terms specified herein.
AMENDMENT
     In consideration of the mutual covenants and agreements below, the Company and Agency hereby agree as follows:
     1. The term “Exclusive Market,” as defined in Section II.K of the Agreement and as used throughout the Agreement, is amended to include the State of Michigan and the State of Illinois.
     2. References to the State of Michigan in the following Sections of the Agreement are amended to refer to both the State of Michigan and the State of Illinois:
a.	Section IV.E (including all subsections of that Section);

b.	Section IV.F;

c.	Section IV.I.6;

d.	Section V.B2 (including all subsections of that Section);

e.	Section V.D (including all subsections of that Section);

f.	Section VI.A.2;

g.	Section IX.C; and

h.	Section X.C.
3.	Section V.E.4.b shall be revised to read as follows:

“If the withdrawal is from either Michigan or Illinois, the Agency shall be excused from its exclusivity obligations in Section IV.E in such designated Market.”

4.	Exhibit A of the Agreement is amended to indicate that the Commission Rates in Illinois, effective September 1, 2007, shall be:

New Business:	**%

Renewal Business:	**%

Tail Business:	**%

** Material has been omitted pursuant to a request for confidential treatment and has been filed separately.

Page 1of 2

     The Agreement shall remain in full effect other than as expressly set forth in this Amendment.
     Company and Agency have executed this Amendment by their duly authorized representatives.

COMPANY:		AGENCY:
AMERICAN PHYSICIANS		SCW AGENCY GROUP, INC.
ASSURANCE CORPORATION

By:	s/R. Kevin Clinton	By:	s/Kristina M. Manoogian

Its:	President & CEO	Its:	President

Dated:	10/9/07	Dated:	9/10/07

Page 2of 2